STOCK EXCHANGE AGREEMENT


         This STOCK EXCHANGE AGREEMENT is made and entered into as of February 28, 1997 by and among Enzon, Inc., a Delaware corporation (the "Company"), and the GFL Performance Fund Ltd., a corporation organized under the laws of the British Virgin Islands, the holder (the "Series C Stockholder") of the Company's Series C Convertible Preferred Stock, $0.01 par value per share (the "Series C Preferred Stock").


                                R E C I T A L S:

         WHEREAS, the Company desires to induce the Series C Stockholder, and the Series C Stockholder is willing, to (i) exchange its shares of Series C Preferred Stock for an equal number of shares of the Company's newly designated Series D Convertible Preferred Stock, $0.01 par value share (the "Series D Convertible Preferred Stock"), (ii) immediately convert its shares of Series D Convertible Preferred Stock into the Company's Common Stock, $0.01 par value per Share (the "Common Stock"), and (iii) agree not to sell or otherwise transfer the shares of Common Stock issued upon conversion of the Series D Preferred Stock for a period of twelve (12) months from the date of this agreement without the prior written consent of the Company.

         NOW THEREFORE, in consideration of the foregoing, the representations, warranties and agreements of the parties contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1.       SHARE EXCHANGE

                  1.1 Exchange. The Series C Stockholder does hereby transfer, assign, convey and deliver to the Company the number of shares of Series C Preferred Stock set forth opposite that Stockholder's name on Schedule 1.1, in exchange for an equal number of Shares of Series D Preferred Stock. The Series C Stockholder has delivered to the Company the certificate or certificates representing such shares of Series C Preferred Stock, with duly executed stock powers endorsed in blank, and the shares of Series C Preferred Stock delivered hereunder shall be cancelled and a new certificate or certificates shall be issued and delivered promptly to the Series C Stockholder evidencing that number of shares of Series D Preferred Stock equal to the number of shares of Series C Preferred Stock set forth opposite such Series C Stockholder's name on Schedule 1.1.

     1.2 Registration Rights Agreement. The parties hereto acknowledge and agree that the Common Stock issuable upon conversion of the Series D Preferred Stock shall be treated as "Conversion Shares" pursuant to that certain Registration Rights Agreement (the

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"Registration Rights Agreement"), dated as of March 15, 1996, by and between the
Company and the Buyer (as defined therein) and that the rights and obligations of the parties under the Registration Rights Agreement with respect to Conversion Shares (as defined in the Registration Rights Agreement) will attach to the shares of Common Stock issuable upon conversion of the Series D Preferred Stock, provided, however, that the obligation of the Company to file a registration statement with respect to the shares of Common Stock issuable upon exercise of the Series D Preferred Stock shall not commence until two hundred ten (210) days from the date hereof.

                  1.3 Securities Purchase Agreement. Sections 2(d), (e), (f) and
(g); 4(b), (c), (h) and (j); and 5 (the "Surviving Sections") of the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of March 15, 1996, by and between the Company and the Buyer (as defined therein) and the definitions of defined terms used in the Surviving Sections but defined elsewhere in the Securities Purchase Agreement shall remain in full force and effect as if the shares of Series D Preferred Stock issued to the Series C Stockholder hereunder were issued and sold to the Series C Stockholder pursuant to the Securities Purchase Agreement at the time the shares of Series C Preferred Stock purchased by the Series C Stockholder thereunder were issued. Except as provided in the preceding sentence, the Securities Purchase Agreement shall be deemed to be terminated and the provisions thereof to be null and void and the rights of the Series C Stockholder with respect to the Series D Preferred Stock and Warrants (as defined in the Securities Purchase Agreement) issued to the Series C Stockholder shall be governed by and subject to (A) the Certificate of Designations (the "Certificate of Designations") relating to the Series D Preferred Stock, a copy of which is attached hereto as Exhibit A and made a part hereof, (B) the Registration Rights Agreement, a copy of which is attached hereto as Exhibit B and made a part hereof, and (C) the Amended and Restated Warrant, of even date herewith, by the Company in favor of GFL Performance Fund Ltd., a copy of which is attached hereto as Exhibit C.

                  1.4 Lock-up. The Series C Stockholder agrees that from the date hereof and continuing for a period of twelve (12) months, it will not, without the Company's prior written consent, offer, sell or contract to sell, directly or indirectly, any shares of the Company's Common Stock received by it upon conversion of the Series D Preferred Stock.

         2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

                  The  Company   represents   and   warrants  to  the  Series  C
Stockholder as follows:

     2.1 Existence and Power. The Company is validly existing and in good standing under the laws of its state of incorporation. The Company has the full corporate power and authority to enter into and perform this Agreement and each other instrument it is executing and delivering in connection with this Agreement (collectively, the "Transaction Documents"). The Company has the full corporate power and authority to carry on its business as now conducted, and to own, lease and operate its properties as it now does. The

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Company  is  qualified  to  do  business  as  a  foreign   corporation  in  each
jurisdiction in which it is required to be qualified.

                  2.2 Authorization. The execution, delivery and performance of each of the Transaction Documents have been duly authorized by all necessary action, and each of the Transaction Documents constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  2.3 Consents of Third Parties. The execution, delivery and performance of each of the Transaction Documents by the Company will not (a) violate or conflict with the certificate of incorporation or by-laws of the Company; (b) conflict with, or result in the breach, termination or acceleration of, or constitute a default under, any lease, mortgage, license, agreement, commitment or other instrument to which the Company is a party or by which it or any of its properties are bound; (c) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to the Company or any of the Company's properties or require any governmental consent, registration or approval; or (d) result in the creation of any lien upon the properties or assets of the Company.

                  2.4 Litigation. There is no judicial or administrative action or proceeding pending or, to the best knowledge of the Company, threatened, nor, to the best knowledge of the Company, is there any governmental investigation pending or threatened, that questions the validity of any of the Transaction Documents or any action taken or to be taken by the Company in connection with any of the Transaction Documents.

                  2.5 Validity of Shares. The shares of Series D Preferred Stock issued by the Company in exchange for Series C Preferred Stock, are validly issued, fully paid and non-assessable.

         3.       REPRESENTATIONS AND WARRANTIES OF THE Series C Stockholder.

                  The Series C Stockholder hereby represents and warrants to the Company as follows:

                  3.1 Existence and Power. That the Series C Stockholder is validly existing and in good standing under the law of the jurisdiction of its organization and has the full power and authority to enter into and perform this Agreement.

          3.2 Authorization. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, and this Agreement constitutes the valid and binding obligation of the Series C Stockholder enforceable against it in

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
          accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  3.3 Consents of Third Parties. The execution, delivery and performance this Agreement will not: (a) violate or conflict with its partnership agreement, certificate of incorporation or by-laws or other similar organizational documents of the Series C Stockholder; (b) conflict with, or result in the breach, termination or acceleration of, or constitute a default under, any lease, mortgage, license, agreement, commitment or other instrument to which it is a party or by which it or any of its properties are bound; or (c) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to it or any of its properties or require any governmental consent, registration or approval.

                  3.4 Litigation. There is no judicial or administrative action or proceeding pending or, to the best knowledge of the Series C Stockholder, threatened, nor, to the best knowledge of the Series C Stockholder, is there any governmental investigation pending or threatened, that questions the validity of this Agreement or any action taken or to be taken by it in connection with this Agreement.

                  3.5 Investment. The Series C Stockholder is an accredited investor (within the meaning of the rules and regulations under the Securities Act of 1933, as amended) and will be acquiring Series D Preferred Stock for investment and not with a view to distribution in violation of the Securities Act.

                  3.6 Brokers. No agreement, arrangement or understanding with any broker or finder in connection with the transactions contemplated by this Agreement has been entered into by that Series C Stockholder.

                  3.7 Ownership. That each Series C Stockholder is the record and beneficial owner of the shares of Series C Preferred Stock set forth opposite that Series C Stockholder's name on Schedule 1.1, free and clear of all liens, claims and encumbrances of any kind.

         4.       ADDITIONAL AGREEMENTS.

                  4.1 Indemnification. The Company, on one hand, and the Series C Stockholder, on the other hand, agree to indemnify and hold harmless the other party from and against any and all damage, loss, liability, claim, or expense (including reasonable attorney's fees) incurred by such other party resulting from, or which exists or arises due to (i) any inaccuracy, breach or omission of, from, or in, the representations and warranties of such party contained in this Agreement, or (ii) the nonfulfillment of any agreement or obligation of such party under this Agreement.


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

                  4.2 Further Acknowledgement. The Series C Stockholder hereby authorizes the cancellation of the Series C Preferred Stock and the issuance of Series D Preferred Stock to such holder. The Series C Stockholder acknowledges and agrees that, except as provided herein, upon the consummation of the transactions contemplated by this Agreement such Series C Stockholder shall have no rights as a Series C Stockholder and further, that this Agreement constitutes a settlement and relinquishment of its rights as a holder of the Series C Preferred Stock, including but not limited to, the conversion rights with respect to the Series C Preferred Stock. Accordingly, in consideration of the agreements made by the Company hereunder, the Series C Stockholder hereby releases and discharges the Company, and its successors and assigns, from any and all claims, demands, rights or liabilities which the Series C Stockholder ever had, now has or may have in the future, by reason of, arising out of, or in any way connected with the Series C Stockholder's status as a holder of the Series C Preferred Stock.

         5.       GENERAL PROVISIONS.

                  The parties further covenant and agree as follows:

          5.1 Amendments. This Agreement may be amended, supplemented or interpreted only by written instrument duly executed by each of the parties hereto.

                  5.2 Contents of Agreement, Parties in Interest, Assignment. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof. Any previous agreements or understandings between the parties regarding the subject matter hereof are merged into and superseded by this Agreement in accordance with its terms. All representations, warranties, terms and conditions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective heirs, legal representatives, successors and permitted assigns of the parties hereto.

                  5.3 Severability. In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired.

          5.4 Headings. The headings of the Sections and the subsections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

                  5.5 Instruments of Further Assurance. Each of the parties hereto agrees, upon the request of any of the other party hereto, from time to time to executive and deliver to such other party or parties all such instruments and documents of further assurance or otherwise as shall be reasonable under the circumstances, and to do any and all such acts and things as may reasonably be required to carry out the obligations of such requested party hereunder.

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
                  5.6 Specific Performance, Etc. Each of the parties hereto will be entitled to specific performance of its rights under this Agreement. Each of the parties hereto agrees that a breach of any of the provisions of this Agreement will cause irreparable injury to the nonbreaching party, that such nonbreaching party have no adequate remedy at law in respect of such breach and, as a consequence, that each and every provision contained in this Agreement shall be specifically enforceable against all parties hereto.

                  5.7 Governing Law; Jurisdiction. This Agreement shall be governed, construed and enforced in accordance with the internal laws of the State of Delaware, excluding any choice of law rules which may direct the application of the laws of another jurisdiction.

                  5.8   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.


                                                     ENZON, INC.


                                                     By:  /S/KENNETH J. ZUERBLIS
                                                     ---------------------------
                                                       Name: Kenneth J. Zuerblis
                                                Its: Vice President, Finance and
                                                         Chief Financial Officer


                                                     GFL PERFORMANCE FUND LTD.


                                                     By:  /S/HANS FREDERIC HEYE
                                                     --------------------------
                                                     Name: Hans Frederic Heye
                                                     Its:  Director
                                              Address: GFL Performance Fund Ltd.
                                                            c/o Clearwater Funds
                                                             611 Druid Road East
                                                                       Suite 200
                                                       Clearwater, Florida 34616

                                                                   Administrator
                                            Curacao International Trust Co. N.V.
                                                                Kaya Flamboyan 9
                                                                    P.O. Box 812
                                                    Curacao, Netherland Antilles

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